UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2005

Commission File Number	Exact name of registrants as specified in their charters, state, and of incorporation, address of principal executive offices telephone number	I.R.S. Employer Identification Number
1-15929 1-3382	Progress Energy, Inc.
        410 S. Wilmington Street
   Raleigh, North Carolina 27601-1748
       Telephone: (919) 546-6111
 State of Incorporation: North Carolina

      Carolina Power & Light Company
 d/b/a Progress Energy Carolinas, Inc.
       410 S. Wilmington Street
   Raleigh, North Carolina 27601-1748
      Telephone: (919) 546-6111
	State of Incorporation: North Carolina	56-2155481 56-0165465

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by two registrants: Progress Energy, Inc. and Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of Material Definitive Agreement.

On January 25, 2005, Progress Energy, Inc. (the “Company”) announced that Tom Kilgore, Chief Executive Officer and President of Progress Ventures, will resign from the Company, effective February 28, 2005. Mr. Kilgore’s resignation will result in the termination of the Employment Agreement, dated August 1, 2000, between him and Carolina Power & Light Company, a subsidiary of the Company. The Employment Agreement contains terms and conditions regarding Mr. Kilgore’s employment with the Company, including salary, duties, employment benefits and severance benefits. Pursuant to the terms of the Employment Agreement, Mr. Kilgore will be eligible to retain all benefits in which he has vested under the Company’s existing compensation and benefit plans, but will not be entitled to any form of salary continuance or any form of severance benefits. Mr. Kilgore has no other material relationship with the Company or its affiliates. The Company will not incur any penalties in connection with the termination of the agreement. Mr. Kilgore’s Employment Agreement was filed as Exhibit 10(iii) to Carolina Power & Light Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this document that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company nor Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. and CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC. Registrants
By: /s/ Geoffrey S. Chatas Geoffrey S. Chatas Executive Vice President and Chief Financial Officer

Date: January 28, 2005